Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]
13.       Subsequent Event

On August 4, 2011, the Company entered into an Memorandum of Understanding with Grease Depot, Inc. of Florida to operate a refinery on their property, test various liquid waste and produce fuel for the metal working market.  The Company will lease space from Grease Depot, Inc with a profit sharing arrangement.

On October 28, 2011 and November 8, 2011, the Company entered into definitive agreements with investors to sell in a private placement an aggregate of 19,662,500 shares of its common stock and warrants to purchase 19,662,500 shares of its common stock at a purchase price of $0.16 per unit, resulting in gross proceeds to the Company of $3,146,000, before deducting placement agent fees and other offering expenses. The warrants are exercisable at an exercise price of $0.30 per share and expire five years from the initial closing date.

Proceeds from the private placement will be used primarily to launch in full to the national metal working market by installing refinery filling stations in Detroit, wholly owned and operated by MagneGas Corporation, and to significantly expand the Company's fuel cylinder inventory to fill more and larger orders.